[FCIC LOGO]                                                       EXHIBIT 10.63

                       First Community Insurance Company
                    P.O. Box 33027 St. Petersburg, FL 33733

                           FLOOD INSURANCE AGREEMENT

This agreement is entered into this 17th day of February, 1995, by and between First Community Insurance Company, 360 Central Avenue, St. Petersburg, Florida 33701 (hereinafter referred to as "General Agent") and Armed Forces Insurance Exchange whose principal office is located at 550 Eisenhower Road, Leavenworth, KS 66048-4864 (hereinafter referred to as "Broker") mutually agree as follows:

I.   DUTIES OF BROKER

     A. To solicit and submit applications together with premiums due, for the Flood Insurance Policies as authorized under the National Flood Insurance Act, subject to the published authority of the Federal Emergency Management Agency/Federal Insurance Administration (FEMA/FIA).

     B. To obey and comply with all State Insurance Department regulations governing the territory in which the Broker is authorized to solicit business.

     C. To comply with the underwriting guides, bulletins, manuals, and written instructions issued by the General Agent or the Federal Emergency Management Agency/Federal Insurance Administration (FEMA/FIA) regarding the solicitation and submission of flood insurance applications.

     D. To report all claims and claims related activity promptly to the Company.

II.  COMPENSATION

     A. The General Agent will compensate the Broker for all acts performed under the Agreement in the amount of 15 percent on the annual premium per policy issued by the W.Y.O. Flood Insurance Carrier up to $2,000.00 and in the amount of 5 percent on the premium per policy in excess of $2,000.00

     B. The Broker shall refund promptly to the General Agent on business heretofore or hereafter written, compensation on cancelled policies and on reduction in premiums at the rate at which such compensation was originally paid.

     C. Compensation due under this Agreement is to be payable only during the continuance of this Agreement and under its terms, and while the Broker is actively producing and servicing business, hereunder. Any provision of this Agreement providing for payment of compensation shall be subject to any indebtedness by the Broker to the General Agent arising out of Flood insurance policy premium transactions. The General Agent shall have the right to withhold payments to offset any such indebtedness; provided, however, that any withholding of compensation shall be only to the extent necessary to liquidate such indebtedness.

III. LIMITATION OF AUTHORITY

     A. No provision of this Agreement shall be construed to create the relation of employer and employee between the General Agent and Broker, and the Broker and the General Agent shall act as independent contractors and be free within the prescribed underwriting guidelines of the Company or the Federal Emergency Management Agency/Federal Insurance Administration (FEMA/FIA) in force at the time to exercise their own judgement as to whom they will solicit, and the time, place and manner, and the amount of such solicitation.

     B. The Broker has no authority to extend time of payment of premiums, or to waive or extend any obligation or condition of the Standard Flood Insurance Policy, or incur any liability on behalf of the Company.

     C. The Broker shall not participate in the settlement of claims, pay claims or commit the Company to the payment of claims.

IV.  GENERAL AGREEMENTS

     A. In the event of termination of this Agreement, the Broker shall promptly account for all premiums and transactions covered by this agreement, whereupon the ownership of the flood insurance business produced under this Agreement is left in the possession of the Broker. In the event the Broker shall fail to render such an accounting within 90 days of the termination hereof, the flood insurance business provided under this Agreement shall become the property of the General Agent.

     B. It is mutually agreed that if either party deviates from the provisions of the Agreement, whether or not such deviation is protested by the other party or parties, such deviation shall not be held to have changed this Agreement, or the rights of the parties hereunder in any respect. No change in or modification to this Agreement shall be valid and binding unless reduced in writing and executed by both parties.

     C. This Agreement shall continue in full force and effect until terminated by either party giving to the other a written notice at least 90 days prior to the effective date of such termination; provided, however, either party may terminate this Agreement immediately with notice if the other party is guilty of any material violation of the terms hereof.

     D. Applications, advertising material and other material furnished by the Company are the property of the Company and will be returned to the Company upon termination of the Agreement.

     E. The General Agent, through the W.Y.O. flood insurance carrier, shall provide direct billed renewal premium notice to the designated payor of the flood insurance policy prior to the expiration date of the policy and shall provide the Broker with either list notice or individual notice of the upcoming expiration of the policies serviced by the Broker under this Agreement.

     F. Each party agrees to hold the other parties harmless and free of liability arising from any act or omission or responsibility of themselves under this Agreement.

     G. Broker shall allow the General Agent to audit all books and records relating to insurance written pursuant to this Agreement.

     H. This Agreement cannot be assigned to others without written agreement of the General Agent.

This Agreement constitutes the full agreement, oral or written, between the General Agent, and the Broker, but shall be subject to such changes as may be provided in writing from time to time.

IN WITNESS WHEREOF, The Parties hereto have executed this Agreement.


                              Broker:

Signed this----- day          By: /s/ Edward Felker
 of -----, 19 --                  ---------------------------------

                              Title: Vice President
                                     ------------------------------

                              Agency: Armed Forces Ins. Exchange
                                      -----------------------------

                              Agency No.: 82-357
                                          -------------------------

                              First Community Insurance Company
Signed this 7th day of
March, 1995                   By: /s/ Yolanda D. Becker
                                  ---------------------------------

                              Title: Assistant Vice President
                                     ------------------------------

                              COMMISSION ADDENDUM
                              -------------------

THIS ADDENDUM shall be attached to and form a part of the Flood Insurance

Agreement between Armed Forces Insurance Exchange and First Community Insurance Company dated February 20, 1995

It is hereby agreed by both parties shown above that Section II,

Part A, compensation is amended in part to read as follows:

New Business        20%       Until December 31, 1999

Rollovers           20%       Until December 31, 1999

Renewals            18%       Until December 31, 1999

The above Commissions are based on a reasonably estimated number of policies. If the actual policy count does not reach 90% of this estimate, the commission amount may be adjusted at the discretion of First Community Insurance Company.

This addendum is hereby agreed to and shall become effective on the 17th day of February, 1995.


ARMED FORCES                              FIRST COMMUNITY
INSURANCE EXCHANGE                        INSURANCE COMPANY

/S/  Edward Felker                        /S/  Kathleen M. Batson
-----------------------                   ----------------------------
By                                        By

Vice President                            Senior Vice President
-----------------------                   ----------------------------
Title                                     Title

2-22-95                                   2-22-95
-----------------------                   ----------------------------
Date                                      Date

[BANKERS INSURANCE GROUP LOGO]

                           Bankers Underwriters, Inc.
                    P.O. Box 15707 St. Petersburg, FL 33733

Armed Forces Ins. Exchange
82357

                           FLOOD INSURANCE AGREEMENT

This agreement is entered into this 17th day of February, 1995, by and between Bankers Underwriters, Inc. of St. Petersburg, Florida (hereinafter referred to as "General Agent") and Armed Forces Central Insurance Exchange whose principal office is located at 550 Eisenhower Road, Leavenworth, KS 66048-4864 (hereinafter referred to as "Broker") mutually agree as follows:

I.   Duties of Broker

     A. To solicit and submit applications together with premiums due, for the Flood Insurance Policies as authorized under the National Flood Insurance Act, subject to the published authority of the Federal Emergency Management Agency/Federal Insurance Administration (FEMA/FIA).

     B. To obey and comply with all State Insurance Department regulations governing the territory in which the Broker is authorized to solicit business.

     C. To comply with the underwriting guides, bulletins, manuals, and written instructions issued by the General Agent or the Federal Emergency Management Agency/Federal Insurance Administration (FEMA/FIA) regarding the solicitation and submission of flood insurance applications.

     D. To report all claims and claims related activity promptly to the Company.

II.  Compensation

     A. The General Agent will compensate the Broker for all acts performed under the Agreement in the amount of 15 percent of the annual premium per policy issued by the W.Y.O. Flood Insurance Carrier up to $2,000.00 and in the amount of 5 percent on the premium per policy in excess of $2,000.00.

     B. The Broker shall refund promptly to the General Agent on business heretofore or hereafter written, compensation on cancelled policies and on reductions in premiums at the rate at which such compensation was originally paid.

     C. Compensation due under this Agreement is to be payable only during the continuance of this Agreement and under its terms, and while the Broker is actively producing and servicing business, hereunder. Any provision of this Agreement providing for payment of compensation shall be subject to any indebtedness by the Broker to the General Agent arising out of Flood insurance policy premium transactions. The General Agent shall have the right to withhold payments to offset any such indebtedness; provided, however, that any withholding of compensation shall be only to the extent necessary to liquidate such indebtedness.

III. Limitation of Authority

     A. No provision of this Agreement shall be construed to create the relation of employer and employee between the General Agent and Broker, and the Broker and the General Agent shall act as independent contractors and be free within the prescribed underwriting guidelines of the Company or the Federal Emergency Management Agency/Federal Insurance Administration (FEMA/FIA) in force at the time to exercise their own judgement as to whom they will solicit, and the time, place and manner, and the amount of such solicitation.

     B. The Broker has no authority to extent time of payment of premiums, or to waive or extend any obligation or condition of the Standard Flood Insurance Policy, or incur any liability on behalf of the Company.

     C. The Broker shall not participate in the settlement of claims, pay claims or commit the Company to the payment of claims.

IV.  General Agreements

     A. In the event of termination of this Agreement, the Broker shall promptly account for all premiums and transactions covered by this agreement, whereupon the ownership of the flood insurance business produced under this Agreement is left in the possession of the Broker. In the event the Broker shall fail to render such an accounting within 90 days of the termination hereof, the flood insurance business provided under this Agreement shall become the property of the General Agent.

     B. It is mutually agreed that if either party deviates from the provisions of the Agreement, whether or not such deviation is protested by the other party or parties, such deviation shall not be held to have changed this Agreement, or the rights of the parties hereunder in any respect. No change in or modification to this Agreement shall be valid and binding unless reduced to writing and executed by both parties.

     C. This Agreement shall continue in full force and effect until terminated by either party giving to the other a written notice at least 90 days prior to the effective date of such termination; provided, however, either party may terminate this Agreement immediately with notice if the other party is guilty of any material violation of the terms hereof.

     D. Applications, advertising material and other material furnished by the Company are the property of the Company and will be returned to the Company upon termination of the Agreement.

     E. The General Agent, through the W.Y.O. flood insurance carrier, shall provide direct billed renewal premium notice to the designated payor of the flood insurance policy prior to the expiration date of the policy and shall provide the Broker with either list notice or individual notice of the upcoming expiration of the policies serviced by the Broker under this Agreement.

     F. Each party agrees to hold the other parties harmless and free of liability arising from any act or omission or responsibility of themselves under this Agreement.

     G. Broker shall allow the General Agent to audit all books and records relating to insurance written pursuant to this Agreement.

     H. This Agreement cannot be assigned to others without written agreement of the General Agent.

This Agreement constitutes the full agreement, oral or written, between the General Agent, and the Broker, but shall be subject to such changes as many be provided in writing from time to time.

IN WITNESS WHEREOF, The Parties hereto have executed this Agreement.

                                        Broker:
Signed this    day of       , 19        By: /S/  Edward Felker
            --        ------    --          ------------------------------

                                        Title: Vice President
                                               ---------------------------

                                        Agency: Armed Forces Ins. Exchange
                                                --------------------------

                                        Agency No.: 82-357
                                                    ----------------------

                                        Bankers Underwriters, Inc.
Signed this 7th day of March, 1995
                                        By: /S/  Yolanda D. Becker
                                             -----------------------------

                                        Title: Assistant Vice President
                                               ---------------------------

                              COMMISSION ADDENDUM

THIS ADDENDUM shall be attached to and form a part of the Flood Insurance

Agreement between Armed Forces Insurance Exchange and Bankers Insurance Company dated February 20, 1995


It is hereby agreed by both parties shown above that Section II,

Part A, compensation is amended in part to read as follows:

New Business        20%            Until December 31,  1999

Rollovers           20%            Until December 31,  1999

Renewals            18%            Until December 31,  1999


The above Commissions are based on a reasonably estimated number of policies. If the actual policy count does not reach 90% of this estimate, the commission amount may be adjusted at the discretion of Bankers Insurance Company.


This addendum is hereby agreed to and shall become effective on the 17th day of February, 1995.



ARMED FORCES                            BANKERS
INSURANCE EXCHANGE                      INSURANCE COMPANY

/s/ Edward Felker                       /s/ Kathleen M. Batson
------------------------------          -----------------------------
By                                      By


Vice President                          Senior Vice President
------------------------------          -----------------------------
Title                                   Title


2-22-95                                 2-22-95
-----------------------------           -----------------------------
Date                                    Date

                              COMMISSION ADDENDUM


THIS ADDENDUM shall be attached to and form a part of the Flood Insurance Agreement between ARMED FORCES INSURANCE EXCHANGE and Bankers Insurance Company/First Community Insurance Company.

It is hereby agreed by both parties shown above that Section II, Part A, compensation is amended in part to read as follows:

New Business-       20%

Rollover-           20%

RENEWALS-           20%

The above commissions are based on a reasonably estimated number of policies. If the actual policy count drops below 90% of this estimate, the commission amount may be adjusted at the discretion of Bankers Insurance Company/First Community Insurance Company.


The addendum is hereby agreed to and shall become effective on OCTOBER 1, 1997.


ARMED FORCES INSURANCE EXCHANGE         BANKERS INSURANCE CO./
                                        FIRST COMMUNITY INSURANCE CO.


/s/ Gerald Frietchen                    /s/ Gregg Barrett
-----------------------------------     -----------------------------
    Gerald Frietchen                        Gregg Barrett



-----------------------------------     -----------------------------
Vice President Insurance Operations     Vice President


           9/22/97                                 9/23/97
------------------------------          -----------------------------
Date                                    Date

Producer Number- 82357
ARMED FORCES INS EXCHANGE
10-1-97